Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact:	Alan Siemek
Chief Financial Officer
402-421-0499
asiemek@nebook.com
NEBRASKA BOOK COMPANY, INC. ANNOUNCES
PROPOSED DEBT OFFERING
Lincoln, Neb., September 21, 2009 — Nebraska Book Company, Inc. announced today that it intends to offer $200.0 million of Senior Secured Notes due 2011. The Senior Secured Notes will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements thereunder. Nebraska Book intends to use the proceeds of this offering to repay all outstanding term loan indebtedness under its existing senior secured credit facilities. In connection with the repayment of the term loans, Nebraska Book also expects to enter into a new asset-based revolving credit facility, which will replace its revolving credit facility under its existing senior secured credit facilities, under which it expects to have up to $75.0 million of availability (less outstanding letters of credit and subject to a borrowing base). This press release is neither an offer to sell nor a solicitation of an offer to buy the notes or any other securities.
About Nebraska Book Company
Nebraska Book Company began in 1915 with a single bookstore near the University of Nebraska campus and now operates over 275 stores serving colleges and universities with more than 2 million students.  Our Textbook Division serves more than 2,500 bookstores through the sale of over 6.5 million textbooks, and our Complementary Services Division has installed more than 1,100 technology platforms.  Additional information about Nebraska Book Company can be found at the company’s website: www.nebook.com.
“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains certain statements that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of the Company and statements preceded by, followed by or that include the words “may,” believes,” “expects,” “anticipates,” or the negation thereof, or similar expressions, which constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements which address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating to changes in volume and revenue, earnings per share or EBITDA or Adjusted EBITDA, our continuing economic growth, the effect of cost-saving initiatives, or statements expressing general optimism or pessimism about future results of operation, are forward-looking statements within the meaning of the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause the actual performance or achievements of the Company to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Several important factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Such factors include, but are not limited to, the following: further deterioration in the economy and credit markets or a decline in consumer spending; increased competition from other companies that target the Company’s markets; increased competition from alternative media and alternative sources of textbooks for students, including digital or other educational content sold or rented directly to students; increased competition for the purchase and sale of used textbooks from student to student transactions; the risks of operating with a substantial level of indebtedness including possible increases in the

Company’s cost of borrowing or the Company’s inability to extend or refinance debt as it matures; the Company’s inability to successfully acquire or contract-manage additional bookstores or to integrate those additional stores; the Company’s inability to cost-effectively maintain or increase the number of contract-managed stores; the Company’s inability to purchase a sufficient supply of used textbooks; changes in pricing of new and/or used textbooks; changes in publisher practices regarding new editions and materials packaged with new textbooks; the loss or retirement of key members of management; the impact of seasonality of the wholesale and bookstore operations; the impact of being controlled by one principal equity holder; further goodwill impairment resulting in a non-cash write down of goodwill; the Company’s inability to successfully execute on its cost savings initiatives; changes in general economic conditions and/or in the markets in which the Company competes or may, from time to time, compete; and other risks detailed in the Company’s Securities and Exchange Commission filings, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. The Company will not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.